DECLARATION OF TRUST

I, **Larry Olson**, hereby declare that the mineral claims described below and which have been secured by me via an option agreement with Bearclaw Capital Corp. (as Peak Resources Inc. trustee) are held by me in trust and for the benefit of **Peak Resources Incorporated**.

Mineral Claims:

Tenure Number	***Claim Name***	***Owner***	***Good To Date***	***Status***	***Area***
359280	Kal 1	Bearclaw Capital Corp. 100%	2007//May/17	GOOD	25 ha
359281	Kal 2	Bearclaw Capital Corp. 100%	2007//May/17	GOOD	25 ha
359282	Kal 3	Bearclaw Capital Corp. 100%	2007//May/17	GOOD	25 ha
359283	Kal 4	Bearclaw Capital Corp. 100%	2007//May/17	GOOD	25 ha

Dated the 19th of September, 2006

DECLARATION OF TRUST

I, **Larry Olson**, hereby declare that the mineral claims described below and are registered in my name with the Ministry of Energy, Mines and Petroleum Resources for the Province of British Columbia are held by me in trust and for the benefit of **Peak Resources Incorporated**.

Mineral Claims:

Tenure Number	***Claim Name***	***Owner***	***Good To Date***	***Status***	***Area***
533495	Peak 1	201687 100%	2007/MAY/03	GOOD	526.172
533496	Peak 2	201687 100%	2007/MAY/03	GOOD	315.596
533497	Peak 3	201687 100%	2007/MAY/03	GOOD	294.751

Dated the 3rd of May, 2006

Larry Olson